Exhibit 99.1

Form of supporting exhibits outlining the presentations made on February 6, 2007.

We prepare our consolidated statement of income in accordance with accounting principles generally accepted in the United States, or “GAAP.”  In order to provide financial information that is comparable from period to period, and to present comparable financial trends with respect to our ongoing business operations, we present supplemental information on an “operating” basis.  Operating-basis results are based on GAAP results, but exclude the impact of significant, non-recurring transactions and activities, presented on a fully taxable-equivalent basis.  We believe that operating-basis financial information facilitates an investor’s understanding and analysis of our underlying performance and trends in addition to financial information prepared in accordance with GAAP.

The presentation made to analysts and investors on February 6, 2007 provides information about our operating-basis results for the years ended December 31, 2006 and 2005. Following is a reconciliation of GAAP results to operating-basis results of operations.

						Diluted
			Income	Income	Income	Earnings Per
		Total	Before	Tax	From	Share From
	Total	Operating	Income Tax	Expense	Continuing	Continuing
(In millions, except per share information)	Revenue	Expenses	Expense	(Benefit)	Operations	Operations

Year ending December 31, 2006:

Results in accordance with GAAP	$6,311	$4,540	$1,771	$675	$1,096	$3.26

Taxable-equivalent adjustment (1)	45	—	45	45	—	—

Tax-related adjustments (2)				(65)	65	$.20

Operating results	$6,356	$4,540	$1,816	$655	$1,161	$3.46

Year ending December 31, 2005:

Results in accordance with GAAP	$5,473	$4,041	$1,432	$487	$945	$2.82

Taxable-equivalent adjustment (1)	42	—	42	42	—	—

Operating results	$5,515	$4,041	$1,474	$529	$945	$2.82

(1) Fully taxable-equivalent adjusted revenue is a method of presentation in which the tax savings achieved by investing in tax-exempt securities are reflected in interest revenue with a corresponding charge to income tax expense.  This method facilitates the comparison of revenues from both taxable and non-taxable sources.  The adjustment is computed using a federal income tax rate of 35%, adjusted for applicable state income taxes, net of the related federal tax benefit.

(2) Tax-related adjustments consisted of $65 million, or $.20 per share, primarily related to the impact on income tax expense of the Tax Increase Prevention and Reconciliation Act and an additional income tax provision for the potential resolution of issues with the Internal Revenue Service with respect to our treatment of certain leveraged leases.

AGENDA SETTING THE STANDARD Performing Against Goals in 2006 Building on Success in 2007 Leveraging Global Reach Delivering Financial Performance Setting the Standard

REMINDER This presentation includes discussion of State Street Corporation’s financial and business goals and strategies, which may be perceived as “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially, and there can be no assurance that goals will be achieved. For a discussion of some of the factors that may affect State Street’s results, please see State Street’s 2005 Annual Report on Form 10-K, especially Item 1A, “Risk Factors,” and any subsequent Securities and Exchange Commission filings. Investors and security holders may obtain free copies of these documents online at www.sec.gov or on request from State Street. These statements are based on current expectations, forecasts, and assumptions and involve a number of risks and uncertainties, which could cause actual outcomes and results to differ materially from those statements. Risks and uncertainties include the ability to obtain regulatory and Investors Financial Services Corp. stockholders’ approval; the risk that the businesses will not be integrated successfully or that anticipated cost savings will not be achieved or will take longer to achieve than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or governmental entities; unexpected transaction costs or liabilities; changes in interest rates; the value of global and regional financial markets; the extent of volatility in currency markets; the pace of cross-border investment activity; the pace at which State Street adds new clients or at which existing clients use additional services; State Street's business mix; State Street's success at integrating and converting acquisitions into its business; the pace of worldwide economic growth and rates of inflation; the dynamics of markets State Street serves; and consolidations among clients and competitors. The forward-looking statements contained in this presentation speak only as of the date hereof, and State Street will not undertake efforts to revise those forward-looking statements to reflect events after this date. Presentations used today are based upon State Street’s “operating basis” results. For a reconciliation of State Street’s results on an operating basis with its results of operations in accordance with accounting principles generally accepted in the United States, please refer to http://investorrelations.statestreet.com. State Street intends to file with the SEC a registration statement that will include the proxy statement/prospectus of Investors Financial Services Corp. and other relevant documents to be mailed to security holders in connection with the proposed transaction. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STATE STREET, INVESTORS FINANCIAL SERVICES CORP. AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to security holders of Investors Financial Services Corp. seeking approval of the proposed transaction. Investors will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the proxy statement/prospectus (when it becomes available) may be obtained free of charge by directing a request to State Street Corporation, One Lincoln Street, Boston, MA 02111 Attention: Office of the General Counsel; or by directing a request to Investors Financial Services Corp., 200 Clarendon Street, Boston, MA 02116, Attention: Office of the General Counsel. This news announcement is not a solicitation of a proxy from any security holder of Investors Financial Services Corp. or an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Investors Financial Services Corp., its directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Investors Financial Services Corp.’s directors and executive officers is available in the proxy statement filed with the SEC by Investors Financial Services Corp. on March 10, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

PERFORMING AGAINST GOALS IN 2006 *GAAP results from continuing operations excluding tax-related adjustments in Q2 and Q4 2006 and including fully taxable-equivalent net interest revenue. SETTING THE STANDARD Operating ROE from continuing operations of 17.1% Operating ROE of 14%–17% A Prudent Allocator of Capital Operating revenue growth of 15.2% Operating revenue growth of 8%–12% A Top-line Revenue Generator Operating EPS growth from continuing operations of 22.7% Operating EPS growth of 10%–15% A Consistent Earner 2006 Actual* Annual Goals

Year-over-Year as of 12/31/06 PERFORMING AGAINST GOALS – TACTICAL OBJECTIVES Generate Positive Operating Leverage Grow Non-US Revenue to 50% Over Time Actively Manage the Balance Sheet Make SSgA Larger Contributor to NIBT Grew non-US revenue to 43%, up from 39% at 12/31/2005 Expanded net interest margin in 2006 to 1.25% from 1.08% in 2005 Grew net interest revenue by 22% (Y-o-Y) Contributed 24% of total company’s pretax profit in 2006, up from 21% in 2005 Increased pretax profit margin YTD to 35% from 31% at 12/31/2005 Generated 290 basis points of positive operating leverage SETTING THE STANDARD

SETTING THE STANDARD 21.5% 21.0% 13.2% 18.2% Mellon 17.6% 12.8% 14.0% 13.6% Northern Trust 17.1% 12.3% 15.2% 21.6% State Street 14.3% 14.9% 10.7% 11.3% Bank of New York** ROE Expense Growth Revenue Growth EPS Growth* Company PERFORMING AGAINST GOALS IN 2006 *First Call consensus reports. **BK revenue growth removes revenue from acquired corporate trust business and NIR is from continuing operations. Note: EPS growth based on First Call actuals; revenue and expenses based on company reports. 2006 Financial Metrics Delivering Financial Performance

PERFORMING AGAINST GOALS IN 2001 $2,851M Revenues 15,560 Employees 2001 $198M Revenues 1,225 Employees 2001 $578M Revenues 2,211 Employees 2001 $267M Revenues 757 Employees 2001 4,193, or 21% Non-US Employees 19,753 Employees $1.043B, or 27% Non-US Revenue $3.894B Revenue GAAP results including fully tax-equivalent net interest revenue. SETTING THE STANDARD United States Asia Pacific Europe Middle East / Africa Other Americas

SETTING THE STANDARD PERFORMING AGAINST GOALS IN 2006 $3,615M Revenues 13,055 Employees 2006 $2,851M Revenues 15,560 Employees 2001 $669M Revenues 1,874 Employees 2006 $198M Revenues 1,225 Employees 2001 $1,808M Revenues 5,693 Employees 2006 $578M Revenues 2,211 Employees 2001 $264M Revenues 1,063 Employees 2006 $267M Revenues 757 Employees 2001 GAAP results including fully tax-equivalent net interest revenue. United States Asia Pacific Europe Middle East / Africa Other Americas 8,630 or 40% Non-US Employees 21,685 Employees $2.741B or 43% Non-US Revenue $6.356B Revenue Total Company Revenue: 10.3% Non-US Revenue: 21.3% 5-year Revenue CAGRs

SETTING THE STANDARD BUILDING ON SUCCESS IN 2007 Our Annual Financial Goals A Consistent Earner Operating EPS growth of 10%–15% A Top-line Revenue Generator Operating revenue growth of 8%–12% A Prudent Allocator of Capital Operating ROE of 14%–17%

SETTING THE STANDARD BUILDING ON SUCCESS IN 2007 Acquisition of Investors Financial Accelerates leadership in high-growth areas such as mutual fund custody, administration and servicing for hedge and offshore funds Add $2.2 trillion in assets under custody and more than $800 million in revenue Extends leadership in investment manager operations outsourcing Access to new client base and cross-sell potential Consolidation allows for efficiencies and economies of scale: Approximately 50% of Investors Financial’s 2007E operating expenses Slightly dilutive in 2007 and neutral to earnings in 2008 on an operating basis Accretive in 2008 on a cash EPS basis

DELIVERING FINANCIAL PERFORMANCE EXPECTATIONS FOR 2007 SETTING THE STANDARD 12% - 15% 15.5% - 17% Operating Return on Equity 8% - 10% 12.5% - 15% Growth in Operating EPS 16% – 18% 10% – 12% Growth in Revenue *State Street with Investors Financial State Street alone (top half of the ranges) Note: Operating excludes M&I and restructuring costs. * Assumes July 2007 closing.

SETTING THE STANDARD BUILDING ON SUCCESS IN 2007 Acquisition of Currenex Accelerates State Street’s participation in fast growing electronic FX trading marketplace Neutral to 2007 results and slightly accretive in 2008 Provides a high-speed technology solution for sophisticated traders who demand fast execution Complementary to FX Connect’s institutional asset manager customer base and technology

Leveraging Global Reach Delivering Financial Performance Edward J. Resch, Financial Performance William W. Hunt, Asset Management Jay L. Hooley, Asset Servicing SETTING THE STANDARD BUILDING ON SUCCESS IN 2007

San Francisco Rye Brook Atlanta Clearwater Chicago Montreal Toronto Boston Stamford New York London Paris Zurich Brussels Munich Milan Dubai Singapore Hong Kong Seoul Tokyo Sydney Melbourne Santiago SETTING THE STANDARD LEVERAGING GLOBAL REACH AN INTEGRATED, GLOBAL INVESTMENT MANAGEMENT FIRM Common Global Technology Platform / Global Compliance and Risk Management 7 Global Alliance Companies 24-hour Trading on Three Continents 25 Offices, 11 Investment Centers 1700+ Employees Marketing/Client Service Office Investment Center Global Alliance Company

LEVERAGING GLOBAL REACH PRODUCT BREADTH AND INNOVATION SETTING THE STANDARD Global Advanced Research Center (ARC) 230+ Strategies Across Risk/Return Spectrum Proven Active Manager Global Leader in Index Management

LEVERAGING GLOBAL REACH EVOLUTION REFLECTS GROWTH STRATEGY SETTING THE STANDARD Assets Under Management $B CAGR 1996–2006: 19.6% 2005-2006 Growth: 21.4% 1,749 1,441 1,354 1,106 763 775 711 667 485 390 292 0 300 600 900 1,200 1,500 1,800 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 Year

LEVERAGING GLOBAL REACH STRONG MOMENTUM BUILDING FOR KEY DRIVERS SETTING THE STANDARD 48% 32% Active Management Revenue (as a % of new business) 27% 2003 40% Non-US Revenue (as a % of total) 2006

LEVERAGING GLOBAL REACH 2006 FINANCIAL RESULTS SETTING THE STANDARD 24% 10% Pretax Income as % of State Street 19% $798 $473 Expenses $111 19% $584 12/31/03 28% $1,225 Revenue 57% $427 35% Pretax Income Pretax Margin 3-YR CAGR 12/31/06 Twelve Months Ended $M

SETTING THE STANDARD LEVERAGING GLOBAL REACH STRATEGIC PRIORITIES Global Expansion Exchange Traded Funds Active Management Research and Global Product Development Global Fixed Income Front and Back Office Solution Alternative Investments Distribution Diversification Beyond Our Established Index Leadership – Focus on Eight Strategic Priorities

SPDR remains the world’s largest ETF Daily trading approximately $9.5 billion Asset growth $5.4 billion year over year New SPDR branding campaign Innovative product development GoLD ETF: Over $9 billion RMX ETF: First international real estate ETF GII ETF: First global infrastructure ETF Global cross listing SETTING THE STANDARD LEVERAGING GLOBAL REACH STRATEGIC FOCUS Exchange Traded Funds

LEVERAGING GLOBAL REACH STRATEGIC FOCUS SETTING THE STANDARD Well positioned with asset owners to capitalize on shift to Defined Contribution Separation of manufacturing and distribution trend provides sub-advisory opportunities Competitive global product set Broad packaging expertise including ETF's Partnerships/Alliances to build additional revenue streams Distribution Diversification

SETTING THE STANDARD LEVERAGING GLOBAL REACH – AGENDA Investors Financial Services Acquisition Hedge funds, offshore and private equity funds, and investment manager operations outsourcing Access to new customers for additional cross-sell opportunities Currenex Acquisition Creates opportunities to cross sell to STT’s customers Provides access to fast growing hedge fund market place Continued growth in non-US markets

Overview LEVERAGING GLOBAL REACH – INVESTORS FINANCIAL ACQUISITION Background Services Customers Core services (21% growth 2005-2006): Custody, accounting, fund administration, and middle office Value-added services: (33% growth 2005-2006) Securities lending, FX and cash management Mutual funds, hedge funds, private equity and offshore funds Banks and insurance companies 500 customers including 12 of the top 25 investment advisors globally Headquartered in Boston, with nine offices in six countries $2.2 trillion in assets under custody Revenue: 3-year CAGR = 18% Fee revenue 3-year CAGR = 24% SETTING THE STANDARD

SETTING THE STANDARD LEVERAGING GLOBAL REACH – INVESTORS FINANCIAL ACQUISITION WHAT’S DIFFERENT It is a consolidation not integration We are a good cultural fit: very similar customer delivery model We know each other well Clear executive leadership plans A complementary and high-quality customer base, with little product overlap Ease of consolidation given our geographic proximity in Boston as well as Dublin

SETTING THE STANDARD LEVERAGING GLOBAL REACH – INVESTORS FINANCIAL ACQUISITION TOP 10 GLOBAL CUSTODIANS $ Trillions Source: Company filings and www.globalcustody.net as of 2H’06, with exception of Societe Generale which is 1H’06 (1) Proforma for acquisition of Mellon Financial includes ABN AMRO Mellon and CIBC Mellon (1)

$T Pro forma STT State Street JP Morgan Chase Bank of New York / Mellon Bank of New York Investors Bank Brown Brothers Harriman US Bancorp Fund Services PFPC / PNC Mellon Northern Trust UMB Investment Service Gr Fifth Third Bank Union Bank of CA Pro forma STT State Street PFPC JP Morgan Chase Investors Bank BIYS Fund Services Bank of New York SEI Investments US Bancorp Northern Trust Brown Brothers Harriman SETTING THE STANDARD Source: Investment Company Institute; 2006 Mutual Fund Service Guide. Total Market –$10.3T AUM High-growth story 2003-2006 CAGR: 11.5% 2005-2006 Growth: 15.5% LEVERAGING GLOBAL REACH – HIGH-GROWTH SERVICES US MUTUAL FUNDS Assets Under Custody Assets Under Administration $T 3.44 2.31 1.55 0.50 1.30 0.41 0.02 0.14 3.97 0.02 0.06 0.25 0.47 0.53 0 1 2 3 4 2.86 0.6 0.43 0.4 0.21 0.2 0.15 0.14 0.06 0.05 3.26 0 1 2 3 4

SETTING THE STANDARD LEVERAGING GLOBAL REACH – HIGH-GROWTH SERVICES HEDGE FUND ADMINISTRATION $1.4T in Hedge Funds assets worldwide with growth expected to continue at a rate of 15%–20% per year State Street’s assets under administration have grown since acquiring IFS in 2002 from $35B to $190B; a CAGR of 53%. Single Hedge Fund Assets Under Administration Source: Seventh HFMWeek Hedge Fund Administrator Survey, December 2006; Credit Suisse. *Pro forma for acquisition of Mellon Financial as of 11/06. $B 341 310 174 156 151 142 123 100 86 71 45 20 10 1 185 99 0 100 200 300 400 Pro forma STT Citco Fund Services State Street HSBC IFIN Bisys Goldman Sachs Fortis Globe Op BK/MEL* CACEIS Investor Services SS&C Fund Services CitiGroup BNP Paribas JPMorgan Chase Bear Stearns

SETTING THE STANDARD $2.7T in industry AUA domiciled in Ireland, Luxembourg and Jersey growing at a CAGR of 29% over the last 3 years Distribution into Europe and Asia markets Differentiated by our proven full-service offering including shareholder servicing Source: Lipper Fitzrovia. LEVERAGING GLOBAL REACH – HIGH-GROWTH SERVICES OFFSHORE FUNDS Assets Under Administration domiciled in Ireland, Luxembourg and Jersey $B 263 213 185 172 150 114 71 44 37 35 35 84 298 44 65 76 114 129 159 0 50 100 150 200 250 300 350 Pro forma STT State Street JPM Bank of New York / Mellon RBC UBS Bank of New York Fastnet Citi EFA Deka Fidelity Northern Trust BNP Paribas PFPC Bank of Ireland Brown Brothers Harriman Mellon Investors Bank &Trust

SETTING THE STANDARD *Includes $3.6T in assets under administration by State Street as of January 2007 and $1.4T under administration by IFIN. **Source: The Greensted Report September 2006.***Provided by IFIN LEVERAGING GLOBAL REACH – HIGH-GROWTH SERVICES INVESTMENT MANAGER OPERATIONS OUTSOURCING Top 500 investment managers worldwide manage $53.6T in assets; over $42T concentrated with top 100 managers Emerging global demand for component based as well as comprehensive back- and middle- office solutions Disciplined approach to selecting partners and managing capacity Assets Under Administration** $T 2.8 .25 3.6* 5.0* 1.56 .91 .65 .64 .25 0.0 1.0 2.0 3.0 4.0 5.0 STT Proforma State Street Bank of New York / Mellon IFIN Bank of New York Mellon JP Morgan Chase Northern Trust Brown Brothers Harriman 1.4***

SETTING THE STANDARD LEVERAGING GLOBAL REACH – AGENDA Investors Financial Services Acquisition Hedge funds, offshore and private equity funds, and investment manager operations outsourcing Access to new customers for additional cross-sell opportunities Currenex Acquisition Creates opportunities to cross sell to STT’s customers Provides access to fast growing hedge fund market place Continued growth in non-US markets

SETTING THE STANDARD 44 32 28 14 13 12 11 10 9 8 7 6 5 4 3 2 1 2006 Ranking 37 36 27 14 15 17 13 7 4 5 10 6 8 16 3 1 2 2005 Ranking 2006 Score .11% Bank of New York .17% Mellon Financial Corporation .44% Northern Trust 2.69% Lehman Brothers 2.81% Credit Suisse 2.82% Bank of America 3.9% RBS 4.6% Morgan Stanley 4.6% HSBC 5% Barclays Capital 5.15% State Street 5.34% Goldman Sach 5.77% JPMorgan Chase 6.58% Merrill Lynch 9.28% Citigroup 11.35% UBS 13.3% Deutsche Bank Euromoney 2006 FX Providers Survey LEVERAGING GLOBAL REACH – FX TRADING US Trust Bank Peers

FX market trading volumes of $2.3T per day projected to grow to more than $3T by 2010 Electronic trading volumes have grown at a CAGR of 104% from 2004 to 2006 and are projected to double in volume by 2010 to more than $2T per day FX Connect is leading process-driven platform Currenex leading platform for hedge funds, corporates, and banks SETTING THE STANDARD LEVERAGING GLOBAL REACH – CHANGE AGENTS: FX CONNECT AND CURRENEX Corporates Hedge Funds Aggregators CME (Futures) EBS (Interdealer) Banks Banks Currenex $22 billion daily Investment Managers FX Connect $30 billion daily Sources: New York Federal Reserve, Bank for International Settlements, & Client Knowledge Sophisticated portfolio trading Complex Netting Seamless workflow Hi-speed (milliseconds) Sophisticated order types Continuous instant liquidity

SETTING THE STANDARD LEVERAGING GLOBAL REACH – AGENDA Investors Financial Services Acquisition Hedge funds, offshore and private equity funds, and investment manager operations outsourcing Access to new customers for additional cross-sell opportunities Currenex Acquisition Creates opportunities to cross sell to STT’s customers Provides access to fast growing hedge fund market place Continued growth in non-US markets

LEVERAGING GLOBAL REACH – NON-US BUSINESS VERSUS US TRUST BANK PEERS SETTING THE STANDARD *State Street 2006; **MEL revenue excludes gain of $197M from sale of Shinsei Bank in 2005; ***MEL percentage of 2005 pre-tax non-US income from Q4 2006 press release; ****NTRS percentage of non-US employees is management estimate; Source: State Street and Company reports and SEC filings for year-end 2005 Percentage of Non-US Revenue Percentage of Pre-tax Non-US Income Percentage of Non-US Employees 51%* 31% 18% 16% 10% State Street Northern Trust Bank of New York Bank of New York / Mellon Mellon*** 38% 40%* 23% 21% 20% 15% 37% State Street Bank of New York Northern Trust**** Bank of New York / Mellon Mellon US Trust Bank Peers 43%* 26% 25% 21% 15% State Street Northern Trust Bank of New York Bank of New York / Mellon Mellon** 39% STT 2006 results 0% 10% 20% 30% 40% 50% 60%

LEVERAGING GLOBAL REACH – EUROPEAN GROWTH OPPORTUNITY Sources: Cerulli, ICI Int’l Data Exchange, Central Bureau of Statistics Netherlands, BVI, Fitzrovia, AFG-ASFFI, CEA and State Street estimates. SETTING THE STANDARD UK Netherlands Germany Offshore (Ireland/Lux.) Italy Switzerland France Other Pensions: $6.1T Insurance: $7.0T Collectives: $7.8T European collective, pension, insurance markets: $20.9 trillion 9% 1% 9% 34% 9% 6% 19% 13% 13% 12% 8% 14% 9% 44% 27% 6% 18% 1% 8% 5% 19% 16%

SETTING THE STANDARD LEVERAGING GLOBAL REACH – EUROPE $14.5T 2003 $20.9T 2006 $827M 2003 Market Growth 2003–2006 CAGR: 13% State Street Revenue Growth 2003–2006 CAGR: 30% $1,808M 2006 European Collective, Pension and Insurance

Sources: Japan Post , GPIF, Each main MAA numbers (PAL, PGP, Police, Municipal Personnel, Public School Teachers, National Government Officials, Private School Teachers), Investment Trust Association, PFA, and The Life Insurance Association of Japan, Cerulli, Australian Bureau of Statistics, Morningstar Research, APRA , SFC , B-Zen Advisors, Economic Daily, New Business Times and State Street estimates. Note: Japan collectives include insurance. SETTING THE STANDARD Pensions: $3.2T Government Related: $5.0T Collectives: $4.0T LEVERAGING GLOBAL REACH – ASIA-PACIFIC GROWTH OPPORTUNITY Japan Australia/New Zealand Hong Kong South Korea Taiwan China Singapore Other Asia-Pacific collective, pension and government markets: $12.2 trillion 24% 13% 54% 2% 4% 1%, 1%, 1% 14% 1% 73% 4% 6% 1% 1% 63% 2% 1% 5% 9% 7% 13%

SETTING THE STANDARD LEVERAGING GLOBAL REACH – ASIA-PACIFIC $8.2T 2003 $12.2T 2006 $328M 2003 Market Growth 2003–2006 CAGR: 14% State Street Revenue Growth 2003–2006 CAGR: 27% $669M 2006 Asia-Pacific collective, pension, and government

SETTING THE STANDARD LEVERAGING GLOBAL REACH – ENHANCED LEADERSHIP Two significant recent acquisitions Accelerate growth in mutual fund, private equity, offshore & hedge fund areas and FX trading Provide access to new customers to expand cross-sell opportunities Leverage technology and infrastructure Introduce innovative new products Establish clear leadership in high-growth areas Best positioned for future growth

SETTING THE STANDARD Expectations for 2007 Net Interest Margin Strategy Through 2009 Objectives to Support Goals DELIVERING FINANCIAL PERFORMANCE Acquisition of Investors Financial Services Corp.

SETTING THE STANDARD LEVERAGING GLOBAL REACH –INVESTORS FINANCIAL ACQUISITION TRANSACTION AND FINANCING SUMMARY Total payment of approximately $4.5 billion in an all-stock transaction Issuance of approximately 62 million shares of STT stock based on an exchange ratio of 0.906 State Street shares for each Investors Financial share in a tax-free exchange Expected to be dilutive in ’07 and neutral in ’08 on an operating EPS basis Accretive in 2008 on a cash EPS basis Expected pre-tax restructuring charges of $625 - $675 million Merger & integration charges of $250-$270 million Capitalized restructuring charges of $375-$405 million $1 billion share buyback shortly after closing by the issuance of a combination of senior debt and trust preferred securities State Street anticipates refinancing $500 million of callable trust preferred securities Note: Assumes July 2007 closing.

(1) Accretion/(Dilution) calculated for 2007 full year assuming a transaction closing of Q3’07. Assumes a phase-in of 24% of cost savings in ’07, 86% in 2008 and 100% in 2009. SETTING THE STANDARD DELIVERING FINANCIAL PERFORMANCE ACQUISITION OF INVESTORS FINANCIAL—PRO FORMA ACCRETION/ (DILUTION) RESULTS(1) 2007E 2008E 2009E Operating EPS Accretion /(Dilution) ($) ($0.14) $0.00 $0.10 Accretion /(Dilution) (%) (3.5%) 0.0% 2.0% Cash EPS Accretion /(Dilution) ($) ($0.07) $0.12 $0.22 Accretion /(Dilution) (%) (1.8%) 2.7% 4.5%

DELIVERING FINANCIAL PERFORMANCE ACQUISITION OF INVESTORS FINANCIAL – COST SAVINGS SETTING THE STANDARD $345 - $365 Million Approx. 50% of Investors Financial’s 2007E Operating Expenses Cost Savings Breakout Cost Savings Detail Amount ($ Mil.) Compensation & Benefits $200-$210 51% Technology Related $67-$71 48% Occupancy $29-$31 73% Transaction Processing $26-$28 41% Other $23-$25 51% Total $345-$365 51% 20% 9% 8% 6% 57% Expenses % of '07E

DELIVERING FINANCIAL PERFORMANCE ACQUISITION OF INVESTORS FINANCIAL – PRECEDENT TRANSACTION SETTING THE STANDARD Exceeded 1,000 reduction Headcount Significantly exceeded cost of capital Exceed cost of capital Transaction IRR $0.01 in 2003 $0.10 in 2004 $(0.01) - $(0.03) in 2003 $0.01 - $0.03 in 2004 Operating EPS Accretion/(Dilution) 24-month results At closing 1-31-03 $103 M in 2003 $62 M in 2004 $90 - $110 M in 2003 $50 – $60 M in 2004 M&I Costs $300 M $225 - $300 M Pre-tax Cost Savings Retained 88% To retain 90% Revenue Acquisition of Deutsche Bank’s GSS business

Financial Impact Pro Forma Balance Sheet at Closing State Street Investors Financial Adjustments Pro Forma ($ in billions) Assets Cash $22.7 $0.4 $ - $ 23.1 Investment Portfolio 67.1 10.7 - 77.8 Goodwill / Intangibles 2.4 0.1 4.3 6.8 Other 17.8 0.7 0.2 18.7 Total Assets $110.1 $11.9 $4.4 $126.4 Total Liabilities $ 102.5 $10.8 $1.0 $114.3 Equity 7.6 1.0 3.5 12.1 Total Liabilities and Equity $110.1 $11.9 $4.4 $126.4 TCE / TA 4.8% 7.9% 4.4% Tier 1 Leverage 5.7% 8.1% 5.6%

DELIVERING FINANCIAL PERFORMANCE ACQUISITION OF INVESTORS FINANCIAL—EXPECTED TIMETABLE SETTING THE STANDARD Estimated Timing Milestone Announcement of the signing of a definitive agreement Regulatory approvals Investors Financial shareholders’ approval Targeted closing Consolidation February 5, 2007 February – July 2007 April 2007 July 2007 Substantially complete within 18 months

DELIVERING FINANCIAL PERFORMANCE EXPECTATIONS FOR 2007 SETTING THE STANDARD Assumptions: Fed funds remain at 5.25% through 2007 US$ yield curve migrates from inverted to flat Non-dollar rates in 2007 ECB: expect one more increase in March (to 3.75%) Bank of England: 5.25% — expect 1–2 increases Bank of Japan: .25% — expect 3–4 increases Bank of Australia: 6.25% to remain flat Free funds revert to normalized level State Street maintains AA rating Tax and regulatory environment remains stable Net Interest Margin (NIM) Projected to Be Approximately 1.30% - 1.35%

DELIVERING FINANCIAL PERFORMANCE NET INTEREST MARGIN STRATEGY THROUGH 2009 SETTING THE STANDARD Expect continued expansion, barring major business shifts and/or market disruptions An expansion in NIM from 1.30% to 1.50% over the next three years Contributors to NIM expansion are: Continued reset of fixed-rate securities to higher market rates Potential return to “normal” positively-sloped yield curve Maintenance of favorable mix of customer assets and liabilities Modest growth in non-US liabilities Limitations to NIM expansion No loan book, but also no loan loss provisions Assumptions do not occur as planned

DELIVERING FINANCIAL PERFORMANCE NET INTEREST MARGIN STRATEGY THROUGH 2009 SETTING THE STANDARD Balance sheet restructuring began in lower interest-rate environment Many fixed-rate assets were purchased in this low-rate environment Market rates have generally risen As portfolio assets are reinvested at higher market rates, NIM will expand, all else equal Predicated on a stable yield curve and consistent mix of customer liabilities Resetting asset yields leads to higher NIM

DELIVERING FINANCIAL PERFORMANCE OBJECTIVES TO SUPPORT GOALS SETTING THE STANDARD Successfully consolidate Investors Financial and meet financial objectives Generate top line growth with new business and cross-sell Leverage scale and efficiencies from consolidation with Investors Financial Invest internationally to match expected business growth Exploit opportunities from industry consolidation Control expenses in order to achieve positive operating leverage on an annual basis Continue to manage the balance sheet to optimize risk-adjusted returns Key Drivers for 2007 Performance

SETTING THE STANDARD LEVERAGING GLOBAL REACH, DELIVERING FINANCIAL PERFORMANCE Growing faster than the markets and growth accelerating over past two years - Hedge funds, Private Equity, Offshore, Investment Manager Operations Outsourcing and Private Equity - Mutual funds, foreign exchange Growth in non-US revenue at 2.5 times the US growth rate Committed to achieving 50% of revenue from non-US sources: - State Street = 43% - State Street/Investors Financial = 39% Largest institutional asset manager in the world Acquisition of Investors Financial changes the growth trajectory of the Company Leveraging Global Reach

SETTING THE STANDARD Consistent Innovative Global Customer-Focused Exceeded financial goals Growth rates faster than markets Acquisition of Investors Financial Services Corp. Acquisition of Currenex LEVERAGING GLOBAL REACH, DELIVERING FINANCIAL PERFORMANCE

Consistent Innovative Global Customer-Focused